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                                                                  EXHIBIT 10.16



                                  AMENDMENT #2

                        BENEFIT EQUIVALENT PLAN ("BEP")
                     FOR THE SENIOR MANAGEMENT EMPLOYEES OF
                       FNB FINANCIAL SERVICES CORPORATION


The Benefit Equivalent Plan ("BEP") for the Senior Management Employee's [sic] of FNB Financial Services Corporation is amended effective January 1, 1998 as follows:

SECTION 4.2(D) - is amended in its entirety as follows:

The Employer's President Ernest J. Sewell shall receive a supplemental benefit [in addition to the benefit as provided in Section 4.2 (a)] determined as follows:

         Two and three quarter percent (2.75%) of his Final Average Compensation multiplied by the number of his "Years of Service."

This supplemental benefit as determined in his Amendment shall be payable in accordance with the Plan's provision on Normal Retirement ( Article 4), Early Retirement (Article 3), Disability Retirement (Article 5) or Survivor Benefits (Article 7).

This Amendment is adopted this 12th day of February, 1998

                                    FNB Financial Services Corporation

                                    by       /s/   W.B. Apple, Jr., Chrmn.
                                       ----------------------------------------

Attest:

      /s/   Robert F. Albright
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Secretary